Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 2 to the annual report of Birch Mountain Resources Ltd. (the "Company") on Form 20-F for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John A. Clarke , Vice President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 29, 2008
/s/ John A. Clarke
Name: John A. Clarke,
Title: Vice President, Finance and Chief Financial Officer